EXHIBIT 10.21
                                                                   -------------

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION.

                              DEVELOPMENT AGREEMENT
                                     BETWEEN
                                   ENIKIA LLC
                                       AND
                         LEVITON MANUFACTURING CO. INC.

This Agreement, by and between ENIKIA LLC, a Delaware limited liability company ("Enikia"), with a place of business at 948 US Highway 22, North Plainfield, NJ 07062, and LEVITON MANUFACTURING CO., INC. ("Leviton"), a Delaware corporation with a place of business at 59-25 Little Neck Parkway, Little Neck, NY 11362-2591, shall have an effective date of (Effective Date).

WHEREAS, Enikia has experience in the design and manufacture of power line carrier chip sets and power line carrier applications in commercial sites; and

WHEREAS, Leviton has experience in the design, manufacture, marketing and selling of devices and systems, which interface to the power line, for the purpose of data, voice, video transmission and automation; and

WHEREAS, the Parties believe that there are business development opportunities for power line carrier devices and systems, for retrofitting of Residential, MDU/MTU and Light Commercial sites, with products incorporating technology and products from both Enikia and Leviton; and

WHEREAS, the Parties desire to work together to develop such products.

THEREFORE, the Parties hereby enter into this Agreement.

1.   DEFINITIONS
     -----------

     1.1    "Party/Parties" shall mean Enikia and/or Leviton.

     1.2    *

     1.3 "NDA" shall mean the Non-Disclosure Agreement dated 8 November 2002 between Enikia and Leviton.

     1.4 "Enikia Product(s)" shall mean semiconductor chips, chip sets(s) and designs, including related firmware and software, for incorporation in electrical and/or, electronic devices and/or PLC Products developed by Enikia apart from those developed under this Agreement.

     1.5    *

     1.6 "Project" shall mean the effort to be undertaken by the Parties hereto pursuant to this Agreement for the development and incorporation of Enikia Special Products into Joint PLC Products as described in SCHEDULE A.



2.   DEVELOPMENT PLANS, RESPONSIBILITIES. PROJECT MANAGEMENT
     -------------------------------------------------------

     2.1    *

     2.2    *

     2.3    *

     2.4 It is the intention of the Parties to expand the number of Projects being pursued in the future as opportunities are identified by either Party.

     2.5 Enikia and Leviton shall cooperate with one another on Projects to determine the responsibilities and cost allocations of each Party.

     2.6    *

3.   PATENTS AND INVENTIONS
     ----------------------

     3.1 Each of the Parties hereby represents to the other that it has, or will have, prior to commencement of the Project, valid and sufficient arrangements and agreements with its respective employees and/or nonemployee consultants, such that the ownership of any and all inventions pertaining to any Joint PLC Products made by an employee and/or consultant vests in the Party hereto employing said employee and/or consultant, subject to the provisions of the applicable law governing ownership of such inventions.

     3.2 Each of the Parties agrees to reasonably enforce its respective intellectual property rights against infringement of same by third parties with regard to inventions, copyrightable material, or proprietary information for products covered under the scope of this Agreement.

     3.3 All inventions, copyrightable material, and proprietary information made or developed jointly by employees of Enikia and Leviton in performance under this Agreement, including, without limitation the Joint PLC Products, shall be jointly owned by Enikia and Leviton; each Party has the right to exploit and grant licenses in respect to such inventions, copyrightable material or proprietary information and any patents and copyrights arising there from, with the written consent of the other Party. In the event of a joint invention, the Parties shall mutually agree which Party shall have the responsibility for preparing and filing any patent application(s) on the invention in the United States and foreign countries; and the Parties agree that each will bear one-half of the actual out-of-pocket expenses associated with obtaining and maintaining such patents. In the event one Party (a "non-electing Party") elects not to file application for or maintain patent protection for any joint invention in any particular country or not to share equally in the expenses thereof with the other Party, then the other Party (the "electing Party") shall have the right to apply for and maintain such patent protection in such country at its own expense (the non-electing Party undertaking to execute all such documents as may be necessary) and shall have full control over the prosecution and maintenance thereof, whereupon the non-electing

            Party shall assign its patent rights to the electing Party. An irrevocable royalty-free, non-exclusive, personal license to said patent rights shall then be granted by the electing Party to the non-electing Party. Should neither Party elect to file application for letters patent or take other necessary legal steps to protect such invention, the invention shall remain jointly owned.


4.   INDEPENDENT DEVELOPMENT
     -----------------------

     Nothing in the Agreement shall prevent either Party from continuing its independent development, manufacture and sale of its own technologies, including technology and products that are the subject matter of this Agreement nor require the same to become subject thereto, provided, that nothing herein shall be construed as a grant by either Party to the other Party of any rights in or licenses to the such Party's own technology in connection with such independent research and development efforts.


5.   DILIGENCE
     ---------

     The Parties agree to use their own customary commercially reasonable efforts throughout the life of this Agreement to achieve any milestones or commitments mutually agreed upon between the Parties.

6.   CONFIDENTIAL INFORMATION
     ------------------------

     The terms and conditions of the NDA shall govern the exchange of proprietary information under this Agreement and are incorporated herein by reference.

7.   TERM AND TERMINATION
     --------------------

     This Agreement shall commence on the Effective Date and shall continue for a period of twelve (12) months thereafter ("the initial term"); provided, however, that either party may terminate this Agreement prior to the expiration of the initial term upon (60) days written notice to the other if the party exercising such earlier right has a reasonable business basis for such termination. After the expiration of the initial term, either party may terminate this Agreement for any reason, with or without cause, upon (60) days written notice to the other. Irrespective of when termination occurs, all rights accruing prior to termination, namely intellectual property rights, shall survive termination.

8.   GENERAL
     -------

     8.1 The laws of the State of New York shall, without regard to its conflicts of laws, govern the construction and interpretation of this Agreement and all disputes between the Parties.

     8.2 Except with respect to a the transfer or sale of the entire business of a Party hereto with respect to which this Agreement pertains, neither Party may assign, pledge, hypothecate or in any manner transfer, convey, alienate or encumber any right or interest in this Agreement, without the written permission of the other Party, which permission shall not be unreasonably withheld, and any such non-permitted, purported assignment, pledge, hypothecation, transfer, conveyance, alienation, or encumbrance shall be void.

     8.3 Any notice, request or statement hereunder shall be deemed to be sufficiently given or rendered upon the date mailed when sent by registered mail, postage prepaid, and if given or rendered to Enikia addressed to:

                              Enikia LLC
                              948 US Highway 22
                              North Plainfield, NJ 07062
                              ATTN: Oleg Logvinov

                   or, if given or rendered to Leviton, addressed to:

                              Leviton Manufacturing Co. Inc.
                              *

     8.4 Neither Party shall disclose to any third party the terms of this Agreement without the prior consent of the other, which consent will not be unreasonably withheld. Any press release or other similar announcement relating to this Agreement requires approval by both Parties.

     8.5 This Agreement, along with its Schedules, is the entire Agreement between the Parties with respect to the subject matter hereof and supersedes all prior Agreements, understandings or representations between the Parties with respect to the subject matter hereof except for the Nondisclosure Agreement as referenced herein. No alteration, modification, interpretation or amendment of this Agreement shall be binding on the Parties unless in writing, designated as an amendment hereto and signed by an officer or other individual authorized in writing by each of the Parties to sign such documents.

     8.6 Neither Party in connection with the performance of this Agreement shall either directly or indirectly make, give or promise any payment or other thing of value to any person for any purpose, or commit any other act which is unlawful under the laws of the United States, including, but not limited to the Foreign Corrupt Practices Act, the Export Administration Act, the Sherman Antitrust Act, the Internal Revenue Code, and, to the extent not inconsistent with the laws of the United States, the laws of any other applicable jurisdiction.

     8.7 Each Party is independently responsible for the timely and proper performance of that part of the scope of work as is from time to time assigned to it by mutual agreement. Neither Party is, directly or indirectly, authorized expressly or by inference to hold itself out as the agent, servant or employee of the other or having any other status by which to bind the other contractually or otherwise to any third party.

     8.8 Neither Party makes any representation or commitment under this Agreement to develop any future or proposed products other than the PLC Product. Nothing in this Agreement shall be construed as limiting or restricting, in any way, the right of either Party to conduct its existing and future business independently of the other Party.

IN WITNESS WHEREOF, both Parties have caused this Agreement to be duly executed effective as of the Effective Date stated above.

LEVITON MANUFACTURING CO.,                   ENIKIA, LLC


By:      /s/ Daryoush Larizadeh              By:      /s/ Oleg Logvinov
         -------------------------------              --------------------------

Name:    Daryoush Larizadeh                           Name:    Oleg Logvinov
         -------------------------------                    --------------------

Title:   VP of Strategic Business            Title:   President
         -------------------------------              --------------------------

Date:       7/21/04                                   Date:    7/18/03
         -------------------------------                       -----------------



















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